STIFEL FINANCIAL CORP.
Exhibit 99.3 Pro Forma Financial Statements

UNAUDITED PRO FORMA COMBINED FINANCIAL DATA

 (In thousands, except par values and share amounts)

The following unaudited pro forma combined financial statements give effect to the acquisition by Stifel Financial Corp. ("Stifel") of substantially all of Legg Mason Inc.'s ("Legg Mason") capital markets business ("LMCM") from Citigroup, Inc. on December 1, 2005. Under the terms of the agreement, Stifel paid Citigroup, Inc. an amount equal to the net book value of certain assets being acquired, primarily fixed assets and securities inventories, plus a premium of $7.0 million paid in cash at closing with the balance of up to an additional $30.0 million in potential earn-out payment by Stifel to Citigroup, Inc., based on the performance of the combined capital markets business of both Stifel's pre-closing Fixed Income and Equity Capital Markets business and Legg Mason Capital Markets for calendar years 2006, 2007, and 2008. In addition, Stifel made a $45.9 million payment directly to Legg Mason for the securities inventory associated with the LMCM acquired by Stifel.

On January 2, 2006, Stifel granted 1,807,510 restricted stock units to key associates of the LMCM. The units were granted with a measurement price of $37.59 per unit. The units primarily vest ratably over a three-year period and accordingly Stifel will incur an annual non-cash compensation charge of approximately $23.0 million.

On January 23, 2006, Stifel completed a private placement of 1,052,220 shares of its common stock at $25.00 per share. The shares were purchased by key associates of the LMCM. Stifel was required to charge to compensation the difference between the $25.00 per share and the fair value of $34.27 per share. As a result, Stifel incurred a non-cash compensation charge of approximately $9.8 million in the quarter ended March 31, 2006.

The unaudited pro forma combined statement of financial condition presents the combined financial position of Stifel and LMCM as of September 30, 2005, as if the transactions had occurred as of that date. The pro forma statement of financial condition is based on the historical statement of financial conditions of Stifel and LMCM as of September 30, 2005. The unaudited pro forma combined statements of operations are presented for the twelve months ended December 31, 2004 and the nine months ended September 30, 2005 as if the transactions had occurred at the beginning of each of those periods. The unaudited pro forma combined statement of operations for the year ended December 31, 2004 combines the historical statement of operations of Stifel for the twelve months then ended and the historical statements of operations of LMCM for the year ended March 31, 2005. The unaudited pro forma combined statement of operations for the nine months ended September 30, 2005 combines the historical statements of operations of Stifel and LMCM for the nine months then ended. For the three-month period ended March 31, 2005, LMCM's total revenues and net income were approximately $68.7 million and $9.1 million, respectively, and are included in the year ended March 31, 2005 and the nine months ended September 30, 2005 pro forma financial statements.

The acquisition of LMCM was completed on December 1, 2005. As of the date of this document, Stifel has estimated the fair values of the assets acquired and liabilities assumed. The excess of the purchase price over the estimated fair values of the net assets of LMCM acquired has been reflected as goodwill.

The pro forma financial statements also reflect adjustments to conform accounting policies of the acquired entities to Stifel's policies and reclassification of certain items to conform the presentation of the financial information.

The actual effect of these transactions upon Stifel's financial statements may differ from that reflected in these unaudited pro forma combined financial statements as a result of (i) resolution of the net assets acquired and (ii) final resolution of contingent consideration for these acquisitions. Stifel has determined that the forgoing will not likely result in material changes.

The unaudited pro forma combined financial statements are provided for informational purposes only and are not necessarily indicative of the financial position or results of operations had the transactions occurred on the dates specified above, nor are they indicative of any results of operations or financial position that may occur in the future. The pro forma combined financial statements do not include integration costs, other than other transactions or events that the combined entity may undertake or experience as a result of the acquisition. As such, changes in revenue or expense levels, or cost savings, are not presented in the pro forma combined financial statements. These unaudited pro forma combined financial statements should be read in conjunction with the historical financial statements and notes thereto of Stifel and LMCM. The unaudited pro forma financial statements should be read in conjunction with those historical financial statements and notes thereto.

Section 9. Financial Statements and Exhibits

Item 9.01(b). Pro forma financial information

Stifel Financial Corp.
Unaudited Pro Forma Combined STATEMENT OF fINANCIAL CONDITION
September 30, 2005

(In thousands)

Historical

	Stifel Financial Corp.	Legg Mason Capital Markets	Adjustments		Pro Forma Combined
ASSETS
Cash and cash equivalents	$ 34,326	$ 12,644	$ (44)	[a]	$ 53,154
			(20,078)	[c]
			26,306	[d]
Cash segregated under federal and other regulations	6	- -	- -		6
Receivable from brokers and dealers:
Securities failed to deliver	281	- -	- -		281
Deposits paid for securities borrowed	21,130	- -	- -		21,130
Clearing organizations	6,935	- -	- -		6,935
	28,346	- -	- -		28,346
Receivable from customers, net of allowance for doubtful receivables	252,082	- -	- -		252,082
Securities owned, at fair value	32,623	140,068	(70,843)	[b]	101,848
Securities owned and pledged, at fair value	204	- -	- -		204
	32,827	140,068	(70,843)		102,052
Investments	35,012	5,991	(5,991)	[a]	35,012
Memberships in exchanges	275	- -	- -		275
Office equipment and leasehold improvements, at cost,net of allowances for depreciation and amortization	10,271	3,235	(1,256)	[a]	12,250
Goodwill	3,310	- -	10,255	[c]	13,565
Loans and advances to investment executives and other employees, net of allowance for doubtful receivables from former employees	19,067	- -	150	[a]	19,217
Deferred tax asset	9,009	- -	- -		9,009
Other assets	23,494	91,259	(84,244)	[a]	64,815
			34,306	[c]
Total Assets	$ 448,025	$ 253,197	$ (111,439)		$ 589,783

See Notes to Unaudited Pro Forma Combined Financial Statements

Stifel Financial Corp.
Unaudited Pro Forma Combined STATEMENT OF fINANCIAL CONDITION (continued)
September 30, 2005

(In thousands, except par values and share amounts)

Historical

	Stifel Financial Corp.	Legg Mason Capital Markets	Adjustments		Pro Forma Combined
LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities
Drafts Payable	$ 19,726	$ - -	$ - -		$ 19,726
Short-term borrowings from banks	- -	- -	45,860	[e]	45,860
Payable to brokers and dealers:
Securities failed to receive	5,919	- -	- -		5,919
Deposits received from securities loaned	36,008	- -	- -		36,008
Clearing organizations	2,857	- -	- -		2,857
	44,784	- -	- -		44,784
Payable to customers	85,961	- -	- -		85,961
Securities sold, but not yet purchased, at fair value	8,067	129,719	(129,719)	[a]	31,432
			23,365	[b]
Accrued employee compensation	26,001	11,811	(11,768)	[a]	66,809
			36,575	[c]
			4,190	[d]
Accounts payable and accrued expenses	20,201	3,679	(2,544)	[a]	21,336
Debenture to Stifel Financial Capital Trust I	34,500	- -	- -		34,500
Debenture to Stifel Financial Capital Trust II	35,000	- -	- -		35,000
Other	24,599	12,441	(9,576)	[a]	27,464
	298,839	157,650	(43,617)		412,872
Liabilities subordinated to claims of general creditors	2,743	- -	- -		2,743
Stockholders' equity
Preferred stock - $1 par value; authorized 3,000,000 shares; none issued	- -	- -	- -		- -
Common stock - $.15 par value; authorized 30,000,000 shares; issued 10,234,200 shares	1,152	- -	142	[d]	1,294
Additional paid-in capital	69,830	6,889	(6,889)	[a]	103,264
			33,434	[d]
Retained earnings	81,880	88,658	(88,658)	[a]	76,029
			(5,851)	[d]
	152,862	95,547	(67,822)		180,587
Less:
Treasury stock, at cost, 229,041 shares	4,804	- -	- -		4,804
Unearned employee stock ownership plan shares, at cost, 168,105 shares	1,615	- -	- -		1,615
Total Stockholders' Equity	146,443	95,547	(67,822)		174,168
Total Liabilities and Stockholders' Equity	$ 448,025	$ 253,197	$ (111,439)		$ 589,783

See Notes to Unaudited Pro Forma Combined Financial Statements

Stifel Financial Corp.
Unaudited Pro Forma Combined Statement of Operations
for the Year Ended december 31, 2004

(In thousands, except per share amounts)

Historical

	Stifel Financial Corp.	Legg Mason Capital Markets	Adjustments		Pro Forma Combined
REVENUES
Commissions	$ 95,692	$ 78,771	$ - -		$ 174,463
Investment banking	57,818	88,284	(6,813)	[a]	139,289
Principal transaction	46,163	68,919	- -		115,082
Asset management and service fees	35,504	- -	- -		35,504
Interest	13,051	7,652	(57)	[a]	20,646
Other	2,961	8,344	(1,177)	[a]	10,128
Total Revenue	251,189	251,970	(8,047)		495,112
Less: Interest expense	4,366	1,947	(48)		6,313
Net Revenues	246,823	250,023	(7,999)		488,799

NON-INTEREST EXPENSES
Employee compensation and benefits	157,314	148,144	(3,549)	[a]	332,697
			9,751	[b]
			22,649	[c]
			(1,612)	[d]
Occupancy and equipment rental	21,445	4,736	(138)	[a]	26,043
Communications and office supplies	10,330	13,276	(189)	[a]	23,417
Commissions and floor brokerage	3,658	6,342	- -		10,000
Other operating expenses	17,459	30,211	(117)	[a]	47,553
Total Non-Interest Expenses	210,206	202,709	11,176		439,710
Income (Loss) Before Income Taxes	36,617	47,314	(34,794)		49,089

Provision (benefit) for income taxes	13,469	19,093	(14,085)		18,477

Net Income (Loss)	$ 23,148	$ 28,221	$ (20,709)		$ 30,612

Earnings per share:
Basic	$ 2.39				$ 2.70
Diluted	$ 1.88				$ 2.20
Weighted average common equivalent shares outstanding:
Basic	9,702				11,357
Diluted	12,281				13,936

See Notes to Unaudited Pro Forma Combined Financial Statements

Stifel Financial Corp.
Unaudited Pro Forma Combined Statement of OPERATIONS
for the NINE MONTHS Ended SEPTEMBER 30, 2005

(In thousands, except per share amounts)

Historical

	Stifel Financial Corp.	Legg Mason Capital Markets	Adjustments		Pro Forma Combined
REVENUES
Commissions	$ 74,313	$ 59,863	$ - -		$ 134,176
Investment banking	41,104	51,171	(2,206)	[a]	90,069
Principal transaction	32,716	41,589	- -		74,305
Asset management and service fees	31,042	- -	- -		31,042
Interest	12,437	5,660	(61)	[a]	18,036
Other	292	7,978	(107)	[a]	8,163
Total Revenue	191,904	166,261	(2,374)		355,791
Less: Interest expense	3,887	1,987	- -		5,874
Net Revenues	188,017	164,274	(2,374)		349,917

NON-INTEREST EXPENSES
Employee compensation and benefits	124,651	100,611	(1,314)	[a]	249,783
			9,751	[b]
			16,987	[c]
			(903)	[d]
Occupancy and equipment rental	16,065	3,655	(101)	[a]	19,619
Communications and office supplies	8,129	10,032	(86)	[a]	18,075
Commissions and floor brokerage	2,784	4,189	- -		6,973
Other operating expenses	11,670	23,875	(77)	[a]	35,468
Total Non-Interest Expenses	163,299	142,362	24,257		329,918
Income (Loss) Before Income Taxes	24,718	21,912	(26,631)		19,999

Provision (benefit) for income taxes	9,844	9,203	(11,082)		7,965

Net Income (Loss)	$ 14,874	$ 12,709	$ (15,549)		$ 12,034

Earnings per share:
Basic	$ 1.52				$ 1.06
Diluted	$ 1.19				$ 0.86
Weighted average common equivalent shares outstanding:
Basic	9,774				11,278
Diluted	12,452				13,956

See Notes to Unaudited Pro Forma Combined Financial Statements

Stifel Financial Corp.
NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

Note 1. Basis of Presentation

On December 1, 2005, Stifel completed the acquisition of Legg Mason Capital Markets business from Citigroup, Inc. for $19.2 million in cash (the "Transaction").

On January 2, 2006, Stifel granted 1,807,510 restricted stock units to key associates of the Legg Mason Capital Markets. The units were granted with a measurement price of $37.59 per unit. The units primarily vest ratably over a three-year period and accordingly Stifel will incur an annual non-cash compensation charge of approximately $23.0 million.

On January 23, 2006, Stifel completed a private placement of 1,052,220 shares of its common stock at $25.00 per share. The shares were purchased by key associates of the Legg Mason Capital Markets. Stifel was required to charge to compensation the difference between the $25.00 per share and the fair value of $34.27 per share. As a result, Stifel incurred a non-cash compensation charge of approximately $9.8 million in the quarter ended March 31, 2006.

The unaudited pro forma combined statement of financial condition presents the combined financial position of Stifel and Legg Mason Capital Markets as of September 30, 2005 and assumes the transactions had taken place as of that date. The unaudited pro forma combined statements of operations for the year ended December 31, 2004 present the results of operations for twelve months ended December 31, 2004 for Stifel and the twelve months ended March 31, 2005 for Legg Mason Capital Markets and assume the transactions had taken place at the beginning of those periods. The unaudited pro forma combined statements of operations for the nine months ended September 30, 2005 combine the results of operations for the nine months then ended for Stifel and Legg Mason Capital Markets and assume the transactions had taken place at the beginning of that period. For the three-month period ended March 31, 2005, Legg Mason Capital Markets' total revenues and net income were approximately $68.7 million and $9.1 million, respectively, and are included in the year ended March 31, 2005 and the nine months ended September 30, 2005 pro forma financial statements.

Stifel has made certain pro forma adjustments to assets, liabilities, revenues and expenses as reported in Legg Mason Capital Markets' historical financial statements to reflect the exclusion of the Legg Mason Mortgage Capital Corp. businesses in accordance with the final terms of the transaction. This excluded business is described in Note 1 of Notes to Legg Mason Capital Markets Combined Financial Statements as of March 31, 2005, 2004, and 2003 and in Note 1 of Notes to Combined Financial Statements for the six months ended September 30, 2005 and 2004, both of which are included in this filing. The pro forma financial statements also reflect adjustments to conform accounting policies of the acquired entities to Stifel's policies and reclassification of certain items to conform the presentation of the financial statements.

The pro forma adjustments exclude the reduction of administrative allocations by Legg Mason as described in Note 3 of Notes to Legg Mason Capital Markets Combined Financial Statements as of March 31, 2005, 2004, and 2003 and in Note 3 of Notes to Combined Financial Statements for the six months ended September 30, 2005 and 2004, which, as a result of synergies of the combined operations, management believes will be significantly reduced. Refer to Note 3, Pro Forma Adjustments, for more information regarding these pro forma adjustments.

Notes to the Unaudited Pro Forma Combined Financial Statements (continued)

Note 2. Earnings per Common Share

The pro forma combined basic and diluted earnings per share for the periods presented are based on the weighted average number of shares of common stock of Stifel during each applicable period, adjusted to give effect to restricted stock units and common shares issued in connection with the acquisitions and private placement and changes in stock-based deferred compensation arrangements that resulted from the Transaction.

The following table presents the computations of pro forma basic and diluted earnings per share:

Twelve Months Ended December 31,		Nine Months Ended September 30,
(in thousands, except per share amounts)	Basic	Diluted	Basic	Diluted
Shares:
Weighted average common shares outstanding, as reported	9,702	12,281	9,774	12,452
Shares issued in the private placement	1,052	1,052	1,052	1,052
Restricted stock units	603	603	452	452
Pro forma weighted average common shares outstanding	11,357	13,936	11,278	13,956

Pro forma net income	$ 39,984	$ 39,984	$ 12,034	$ 12,034

Pro forma earnings per share	$ 2.70	$ 2.20	$ 1.07	$ 0.86

Notes to the Unaudited Pro Forma Combined Financial Statements (continued)

Note 3. Pro Forma Adjustments

The pro forma combined statement of financial condition has been prepared to reflect the acquisition of Legg Mason Capital Markets by Stifel for the consideration described in Note 1. Pro forma adjustments have been made to the statement of financial condition to reflect:

a)	An adjustment to reduce the net assets of Legg Mason Capital Markets to $12.2 million in accordance with the acquisition agreement entered into in connection with the Transaction.
b)	An adjustment to reduce the trading assets and trading liabilities to the value acquired in a broker-to-broker trade at December 1, 2005 in accordance with the acquisition agreement.
c)

An adjustment to record goodwill for the cash proceeds paid in excess of the net book value of $12.2 million in accordance with the acquisition agreement, assumption of bonus liability, capitalize certain transaction charges, and write-off certain assets acquired.

d)

The sale of 1,052,220 shares of common stock in a private placement to management and certain key associates of the Legg Mason Capital Markets resulting in additional common stock of $157,833 and approximately $26.1 million additional paid-in capital, net of 109,333 shares bought back for employees' withholding taxes.

e)	An adjustment to increase short-term bank borrowings for net trading assets purchased.

The pro forma combined statements of operations have been prepared to reflect the acquisition of Legg Mason Capital Markets by Stifel for the consideration described in Note 1. Pro forma adjustments have been made to reflect:

a)

An adjustment to exclude Legg Mason Mortgage Capital Corp. revenues and expenses included in the historical financial statements of Legg Mason Capital Markets in accordance with the acquisition agreement.

b)

An adjustment to increase the compensation and benefits to reflect the charge to compensation for the discount between the fair value and the agreed upon price for the shares purchased by key associates of Legg Mason Capital Markets.

c)	An adjustment to increase the compensation and benefits to reflect the granting of 1,807,510 restricted stock units to key associates of Legg Mason Capital Markets in connection with the Transaction.
d)	An adjustment to decrease the compensation and benefits charged for the Legg Mason stock-based compensation plans.